Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVA

Ameritas Life Insurance Corp. Separate Account LLVL

("Separate Accounts")

Supplement to:

Ameritas Low-Load ® Variable Universal Life and

Ameritas Low-Load ® Survivorship Variable Universal Life

Prospectuses Dated May 1, 2008

Ameritas No-Load Variable Annuity (4080)

Prospectus Dated May 1, 2010

Ameritas NLVA 6150, Ameritas No-Load VA 6150,

and Ameritas Advisor VUL ®

Prospectuses Dated May 1, 2013

Supplement Dated August 28, 2013

Effective on or about September 3, 2013, Dreman Value Management, L.L.C. will no longer serve as subadvisor to the DWS Small Mid Cap Value VIP Portfolio, Class A of the DWS Variable Series II.  The Separate Account Variable Investment Options chart in your prospectus is updated to remove reference to Dreman Value Management, L.L.C. as subadvisor to this Portfolio.

Please see the respective DWS Small Mid Cap Value VIP Portfolio, Class A prospectus, as supplemented, for more information.

All other provisions of your Policy remain as stated in your Policy and prospectus as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy issued by

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 1-800-255-9678.

PF632 8-13